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                                  EXHIBIT 10.14

                                    AMENDMENT
                             TO EMPLOYMENT AGREEMENT


         AGREEMENT dated as of May 17, 1999 between __________________ ("Employee") and Chemed Corporation (the "Company").

         WHEREAS, Employee and the Company have entered into an Employment Agreement dated as of May 2, 1988 and amended May 15, 1989, May 21, 1990, May 20, 1991, May 18, 1992, May 17, 1993, May 16, 1994, May 15, 1995, May 20, 1996,
May 19, 1997 and May 18, 1998 ("Employment Agreement"); and

         WHEREAS, Employee and the Company desire to further amend the Employment Agreement in certain respects.

         NOW, THEREFORE, Employee and the Company mutually agree that the Employment Agreement shall be amended, effective as of May 17, 1999, as follows:

         A. The date, amended as of May 18, 1998, set forth in Section 1.2 of the Employment Agreement, is hereby deleted and the date of ___________ is hereby substituted therefor.

         B.       The base salary amount set forth in the first sentence of
                  Section 2.1 of the Employment Agreement is hereby deleted and the base salary amount of $_______ per annum is hereby substituted.

         C.       The amount of unrestricted stock award


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                  recognized in lieu of incentive compensation in 1998 is
                  $______.

         Except as specifically amended in this Amendment to Employment Agreement, the Employment Agreement, as amended, shall continue in full force and effect in accordance with its terms, conditions and provisions.

         IN WITNESS WHEREOF, the parties have duly executed this amendatory agreement as of the date first above written.

                                        EMPLOYEE


                                        ---------------------


                                        CHEMED CORPORATION


                                        ---------------------

ATTEST


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                            SCHEDULE TO EXHIBIT 10.14


                                  MINIMUM                           CURRENT
                                   ANNUAL         CURRENT (a)      EXPIRATION
                                BASE SALARY       STOCK AWARD       DATE OF
NAME AND POSITION                AND BONUS       COMPENSATION      AGREEMENT
-----------------               -----------      ------------      ----------

Edward L. Hutton                 $590,000          $247,800          5/3/2001
Chairman and                      274,165
Chief Executive Officer

Kevin J. McNamara                 325,200            81,544          5/3/2004
President                          47,112

Timothy S. O'Toole                202,500            64,727          5/3/2004
Executive Vice President           28,373
and Treasurer

John M. Mount                     238,500             8,942         11/5/2001
Vice President                     60,000

Sandra E. Laney                   200,000            62,217          5/3/2004
Senior Vice President and          44,999
Chief Administrative Officer

Thomas C. Hutton                  190,500            26,888          5/3/2004
Vice President                     19,210

Arthur V. Tucker                  121,100            26,888          5/3/2004
Vice President and Controller      20,342

-----------------------------

(a) Amount of unrestricted stock award recognized in lieu of incentive compensation in 1998.